  As filed with the Securities and Exchange Commission on September 18, 1997.
                                                     Registration No. 333-30109
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT

                                     UNDER
                          The Securities Act of 1933

                               -----------------

                               PJ AMERICA, INC.
            (Exact name of registrant as specified in its charter)

                               -----------------

                Delaware                             61-1308435
      (State or other jurisdiction                 (I.R.S. Employer
    of incorporation of organization)              Identification No.)

                               9109 Parkway East
                         Birmingham, Alabama  35206
                              (205) 836-1212
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive officers)

                               -----------------

                              DOUGLAS S. STEPHENS
                     President and Chief Executive Officer
                               PJ America, Inc.
                               9109 Parkway East
                           Birmingham, Alabama 35206
                                (205) 836-1212

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                         Copies of communications to:

            IVAN M. DIAMOND, ESQ.                   DAN BUSBEE, ESQ.
         Greenebaum Doll & McDonald            Locke Purnell Rain Harrell
          3300 National City Tower            (A Professional Corporation)
      Louisville, Kentucky  40202-3197        2200 Ross Avenue, Suite 2200
               (502) 589-4200                   Dallas, Texas  75201-6776
                                                     (214) 740-8000


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                                                           -----------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                          -----------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

===============================================================================

     The Registrant hereby amends this Registration Statement on Form S-1 (Reg. No. 333-30109) ("Registration Statement") to deregister and remove from registration 180,000 shares of PJ America, Inc., Common Stock remaining unsold at the conclusion of the Offering described in the Registration Statement. The shares were the subject of an over-allotment option granted to the underwriters which was not exercised.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, Alabama, on the 18th day of September, 1997.

                                      PJ AMERICA, INC.

                                      By:  /s/ Douglas S. Stephens
                                         ---------------------------------------
                                              Douglas S. Stephens
                                      Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                               Title                                               Date
         ---------                               -----                                               ----
            *
--------------------------------         Chairman of the Board                                September 18, 1997
Richard F. Sherman

/s/ Douglas S. Stephens                  Chief Executive Officer, President                   September 18, 1997
--------------------------------             and Director
Douglas S. Stephens


/s/ D. Ross Davison                      Vice President-Chief Financial Officer               September 18, 1997
--------------------------------             and Treasurer (Chief Financial and
D. Ross Davison                              Accounting Officer)

            *
--------------------------------         Director                                             September 18, 1997
Michael M. Fleishman

            *
--------------------------------         Director                                             September 18, 1997
Martin T. Hart

            *
--------------------------------         Director                                             September 18, 1997
Frank O. Keener

            *
--------------------------------         Director                                             September 18, 1997
Stephen P. Langford

*By: /s/  Douglas S. Stephens
    ----------------------------
      Douglas S. Stephens
        Attorney-In-Fact
